UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

December 18, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 3.02 Unregistered Sales of Equity Securities.

As reported on our Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 30, 2022, Gaucho Group Holdings, Inc. (the “Company”) issued a total of 26,278 of restricted stock units (“RSUs”) subject to vesting. A total of 13,139 vested on September 18, 2022, and on December 18, 2022, the remaining RSUs vested and the Company issued 13,020 shares of common stock pursuant to the vesting provisions of the RSUs, of which, a total of 11,407 shares of common stock were issued to certain officers and directors of the Company.

On December 24, 2022, the Board of Directors (the “Board”) of the Company approved the issuance of additional RSUs pursuant to the 2017 Equity Incentive Plan (the “2017 Plan”) effective December 31, 2022 subject to vesting, representing 767,280 shares of common stock of the Company to certain employees, contractors, consultants and advisors in exchange for services to the Company in the fiscal year 2022. The RSUs will have a price per share equal to the closing price of the shares of common stock on the Nasdaq as of December 30, 2022. A third of the RSUs will vest on the date of grant, which is December 31, 2022. Thereafter, one-third of the RSUs will vest on the first anniversary of the date of grant, and the remaining one-third to vest on the second anniversary of the date of grant.

For this sale of securities, no general solicitation was used, no commissions were paid, all persons were accredited investors, and the Company relied on the exemption from registration available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to transactions by an issuer not involving any public offering. A Form D will be filed with the SEC within 15 days of the issuance of the shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

A total of 212,780 RSUs were granted effective December 31, 2022 to the Company’s Chief Executive Officer and director, Scott L. Mathis and the Company’s Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 27th day of December 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO